Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2008

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2008	2007	2008	2007

REVENUES:
Minimum rents	$173,231	$155,633	$520,499	$464,753
Percentage rents	3,226	3,506	9,823	11,840
Other rents	4,294	3,580	13,509	11,942
Tenant reimbursements	84,293	83,053	250,111	235,699
Management, development and leasing fees	11,511	1,390	16,933	6,565
Other	5,925	3,837	19,229	15,507

Total revenues	282,480	250,999	830,104	746,306

EXPENSES:
Property operating	48,101	42,014	139,916	123,843
Depreciation and amortization	81,961	58,847	228,641	175,946
Real estate taxes	23,390	24,526	70,994	65,034
Maintenance and repairs	15,215	12,532	47,702	41,826
General and administrative	9,623	8,305	33,268	29,072
Other	5,150	3,647	18,690	12,088

Total expenses	183,440	149,871	539,211	447,809

Income from operations	99,040	101,128	290,893	298,497
Interest and other income	2,225	1,990	7,134	7,618
Interest expense	(77,057)	(72,789)	(233,736)	(207,730)
Loss on extinguishment of debt	__	__	__	(227)
Impairment of marketable securities	(5,778)	__	(5,778)	__
Gain on sales of real estate assets	4,773	4,337	12,122	10,565
Equity in earnings of unconsolidated affiliates	515	1,086	1,308	2,768
Income tax provision	(8,562)	(2,609)	(12,757)	(4,360)
Minority interest in earnings:
Operating partnership	(3,068)	(13,288)	(15,195)	(35,886)
Shopping center properties	(5,498)	(2,121)	(17,949)	(6,418)

Income from continuing operations	6,590	17,734	26,042	64,827
Operating income of discontinued operations	2,174	852	6,357	1,545
Gain on discontinued operations	676	3,957	3,788	3,902

Net income	9,440	22,543	36,187	70,274
Preferred dividends	(5,455)	(5,455)	(16,364)	(24,320)

Net income available to common shareholders	$3,985	$17,088	$19,823	$45,954

Basic per share data:
Income from continuing operations, net of preferred dividends	$0.02	$0.19	$0.15	$0.62
Discontinued operations	0.04	0.07	0.15	0.08

Net income available to common shareholders	$0.06	$0.26	$0.30	$0.70

Weighted average common shares outstanding	66,047	65,343	65,978	65,233

Diluted per share data:
Income from continuing operations, net of preferred dividends	$0.02	$0.19	$0.15	$0.61
Discontinued operations	0.04	0.07	0.15	0.09

Net income available to common shareholders	$0.06	$0.26	$0.30	$0.70

Weighted average common and potential dilutive common shares outstanding	66,209	65,876	66,172	65,900

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended September 30,			Nine Months Ended September 30,

	2008	2007		2008	2007

Net income available to common shareholders	$3,985		$17,088	$19,823		$45,954
Minority interest in earnings of operating partnership	3,068		13,288	15,195		35,886
Depreciation and amortization expense of:
Consolidated properties	81,961		58,847	228,641		175,946
Unconsolidated affiliates	7,741		3,425	21,112		10,550
Discontinued operations	__		46	2,357		980
Non-real estate assets	(268)		(228)	(770)		(690)
Minority investors' share of depreciation and amortization	(292)		(300)	(943)		190
Gain on discontinued operations	(676)		(3,957)	(3,788)		(3,902)
Income tax provision on disposal of discontinued operations	256		__	1,439		__

Funds from operations of the operating partnership	$95,775		$88,209	$283,066		$264,914

Funds from operations per diluted share	$0.82		$0.76	$2.42		$2.27

Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	116,844		116,513	116,807		116,583

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$95,775		$88,209	$283,066		$264,914
Percentage allocable to Company shareholders (1)	56.60%		56.34%	56.58%		56.28%

Funds from operations allocable to Company shareholders	$54,209		$49,697	$160,159		$149,094

(1)

Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units on page 4.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$3,338		$156	$9,256		$5,795
Lease termination fees per share	$0.03	$	__	$0.08		$0.05

Straight-line rental income	$899		$1,349	$4,050		$3,733
Straight-line rental income per share	$0.01		$0.01	$0.03		$0.03

Gains on outparcel sales	$6,695		$3,913	$14,243		$11,051
Gains on outparcel sales per share	$0.06		$0.03	$0.12		$0.09

Amortization of acquired above- and below-market leases	$1,677		$2,588	$6,785		$8,280
Amortization of acquired above- and below-market leases per share	$0.01		$0.02	$0.06		$0.07

Amortization of debt premiums	$1,982		$1,949	$5,918		$5,779
Amortization of debt premiums per share	$0.02		$0.02	$0.05		$0.05

Income tax provision	$(8,306)		$(2,609)	$(11,318)		$(4,360)
Income tax provision per share	$(0.07)		$(0.02)	$(0.10)		$(0.04)

Impairment of marketable securities	$(5,778)	$	__	$(5,778)	$	__
Impairment of marketable securities per share	$(0.05)	$	__	$(0.05)	$	__

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2008	2007	2008	2007

Net income	$9,440	$22,543	$36,187	$70,274

Adjustments:
Depreciation and amortization	81,961	58,847	228,641	175,946
Depreciation and amortization from unconsolidated affiliates	7,741	3,425	21,112	10,550
Depreciation and amortization from discontinued operations	__	46	2,357	980
Minority investors' share of depreciation and amortization in shopping center properties	(292)	(300)	(943)	190
Interest expense	77,057	72,789	233,736	207,730
Interest expense from unconsolidated affiliates	7,038	4,178	20,872	12,576
Minority investors' share of interest expense in shopping center properties	(454)	(472)	(1,357)	(365)
Loss on extinguishment of debt	__	__	__	227
Abandoned projects expense	33	355	2,944	955
Gain on sales of real estate assets	(4,773)	(4,337)	(12,122)	(10,565)
Gain on sales of real estate assets of unconsolidated affiliates	(2,287)	(295)	(2,716)	(1,218)
Impairment of marketable securities	5,778	__	5,778	__
Minority investors' share of gain on sales of shopping center real estate assets	365	621	595	621
Income tax provision	8,562	2,609	12,757	4,360
Minority interest in earnings of operating partnership	3,068	13,288	15,195	35,886
Gain on discontinued operations	(676)	(3,957)	(3,788)	(3,902)

Operating partnership's share of total NOI	192,561	169,340	559,248	504,245
General and administrative expenses	9,623	8,305	33,268	29,072
Management fees and non-property level revenues	(16,328)	(6,707)	(30,869)	(25,751)

Operating partnership's share of property NOI	185,856	170,938	561,647	507,566
NOI of non-comparable centers	(20,179)	(2,587)	(64,830)	(5,683)

Total same-center NOI	$165,677	$168,351	$496,817	$501,883

Malls	$152,498	$152,867	$456,857	$460,437
Associated centers	8,038	8,276	23,896	24,524
Community centers	1,719	1,827	5,036	4,915
Other	3,422	5,381	11,028	12,007

Total same-center NOI	165,677	168,351	496,817	501,883
Less lease termination fees	(3,255)	(157)	(7,824)	(5,795)

Total same-center NOI, excluding lease termination fees	$162,422	$168,194	$488,993	$496,088

Percentage Change:
Malls	-0.2%		-0.8%
Associated centers	-2.9%		-2.6%
Community centers	-5.9%		2.5%
Other	-36.4%		-8.2%

Total same-center NOI	-1.6%		-1.0%

Total same-center NOI, excluding lease termination fees	-3.4%		-1.4%

CBL & Associates Properties, Inc. Supplemental Financial And Operating Information For the Three Months and Nine Months Ended September 30, 2008

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

		September 30, 2008

		Fixed Rate	Variable Rate	Total

Consolidated debt		$4,499,557	$1,524,192	$6,023,749
Minority investors' share of consolidated debt		(23,743)	(919)	(24,662)
Company's share of unconsolidated affiliates' debt		408,719	121,952	530,671

Company's share of consolidated and unconsolidated debt		$4,884,533	$1,645,225	$6,529,758

Weighted average interest rate		5.79%	4.32%	5.42%

		September 30, 2007

		Fixed Rate	Variable Rate	Total

Consolidated debt		$4,049,524	$1,002,742	$5,052,266
Minority investors' share of consolidated debt		(119,797)	(288)	(120,085)
Company's share of unconsolidated affiliates' debt		219,032	42,074	261,106

Company's share of consolidated and unconsolidated debt		$4,148,759	$1,044,528	$5,193,287

Weighted average interest rate		5.92%	6.33%	6.00%

Debt-To-Total-Market Capitalization Ratio as of September 30, 2008
(In thousands, except stock price)

		Shares Outstanding	Stock Price (1)	Value

Common stock and operating partnership units		116,972	$20.08	$2,348,798
7.75% Series C Cumulative Redeemable Preferred Stock		460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock		700	250.00	175,000

Total market equity				2,638,798
Company's share of total debt				6,529,758

Total market capitalization				$9,168,556

Debt-to-total-market capitalization ratio				71.2%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on September 30, 2008. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,

	Basic	Diluted	Basic	Diluted

2008:
Weighted average shares - EPS	66,047	66,209	65,978	66,172
Weighted average operating partnership units	50,635	50,635	50,635	50,635

Weighted average shares- FFO	116,682	116,844	116,613	116,807

2007:
Weighted average shares - EPS	65,343	65,876	65,233	65,900
Weighted average operating partnership units	50,637	50,637	50,683	50,683

Weighted average shares- FFO	115,980	116,513	115,916	116,583

Dividend Payout Ratio	Three Months Ended September 30,		Nine Months Ended September 30,

	2008	2007	2008	2007

Weighted average dividend per share	$0.55047	$0.51031	$1.65141	$1.53225
FFO per diluted, fully converted share	$0.82	$0.76	$2.42	$2.27

Dividend payout ratio	67.1%	67.1%	68.2%	67.5%

CBL & Associates Properties, Inc. Supplemental Financial And Operating Information For the Three Months and Nine Months Ended September 30, 2008

Consolidated Balance Sheets
(Unaudited, in thousands except share data)

	September 30, 2008	December 31, 2007

ASSETS
Real estate assets:
Land	$881,218	$917,578
Buildings and improvements	7,400,040	7,263,907

	8,281,258	8,181,485
Accumulated depreciation	(1,269,260)	(1,102,767)

	7,011,998	7,078,718
Held for Sale	120,000	__
Developments in progress	280,953	323,560

Net investment in real estate assets	7,412,951	7,402,278
Cash and cash equivalents	67,485	65,826
Cash in escrow	2,700	__
Receivables:
Tenant, net of allowance	72,766	72,570
Other	12,350	10,257
Mortgage and other notes receivable	49,326	135,137
Investments in unconsolidated affiliates	212,460	142,550
Intangible lease assets and other assets	248,876	276,429

	$8,078,914	$8,105,047

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable	$6,023,749	$5,869,318
Accounts payable and accrued liabilities	366,839	394,884

Total liabilities	6,390,588	6,264,202

Commitments and contingencies
Minority interests	851,341	920,297

Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 66,336,663 and 66,179,747 issued and outstanding in 2008 and 2007, respectively	663	662
Additional paid-in capital	1,000,849	990,048
Accumulated other comprehensive loss	(5,855)	(20)
Accumulated deficit	(158,684)	(70,154)

Total shareholders' equity	836,985	920,548

	$8,078,914	$8,105,047

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2008	2007	2008	2007

EBITDA:
Net Income	$9,440	$22,543	$36,187	$70,274

Adjustments:
Depreciation and amortization	81,961	58,847	228,641	175,946
Depreciation and amortization from unconsolidated affiliates	7,741	3,425	21,112	10,550
Depreciation and amortization from discontinued operations	__	46	2,357	980
Minority investors' share of depreciation and amortization in shopping center properties	(292)	(300)	(943)	190
Interest expense	77,057	72,789	233,736	207,730
Interest expense from unconsolidated affiliates	7,038	4,178	20,872	12,576
Minority investors' share of interest expense in shopping center properties	(454)	(472)	(1,357)	(365)
Income taxes	9,088	2,981	15,002	6,299
Loss on extinguishment of debt	__	__	__	227
Impairment of marketable securities	5,778	__	5,778	__
Abandoned projects	33	355	2,944	955
Minority interest in earnings of operating partnership	3,068	13,288	15,195	35,886
Gain on discontinued operations	(676)	(3,957)	(3,788)	(3,902)

Company's share of total EBITDA	$199,782	$173,723	$575,736	$517,346

Interest Expense:
Interest expense	$77,057	$72,789	$233,736	$207,730
Interest expense from unconsolidated affiliates	7,038	4,178	20,872	12,576
Minority investors' share of interest expense in shopping center properties	(454)	(472)	(1,357)	(365)

Company's share of total interest expense	$83,641	$76,495	$253,251	$219,941

Ratio of EBITDA to Interest Expense	2.39	2.27	2.27	2.35

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2008	2007	2008	2007

Company's share of total EBITDA	$199,782	$173,723	$575,736	$517,346
Interest expense	(77,057)	(72,789)	(233,736)	(207,730)
Minority investors' share of interest expense in shopping center properties	454	472	1,357	365
Income taxes	(9,088)	(2,981)	(15,002)	(6,299)
Amortization of deferred financing costs and non-real estate depreciation included in operating expense	2,609	1,618	7,020	5,463
Amortization of debt premiums	(1,982)	(1,949)	(5,918)	(5,779)
Amortization of above- and below- market leases	(1,788)	(2,588)	(6,896)	(8,280)
Depreciation and interest expense from unconsolidated affiliates	(14,779)	(7,603)	(41,984)	(23,126)
Minority investors' share of depreciation and amortization in shopping center properties	292	300	943	(190)
Minority interest in earnings - shopping center properties	5,498	2,121	17,949	6,418
Gains on outparcel sales	(4,773)	(4,337)	(12,122)	(10,565)
Income tax benefit from stock options	3,736	3,000	7,472	4,139
Equity in earnings of unconsolidated affiliates	(515)	(1,086)	(1,308)	(2,768)
Distributions from unconsolidated affiliates	3,961	3,905	10,904	6,924
Share-based compensation expense	1,301	1,317	4,028	4,527
Changes in operating assets and liabilities	15,955	12,270	5,656	29,329

Cash flows provided by operating activities	$123,606	$105,393	$314,099	$309,774

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

Schedule of Mortgage and Other Notes Payable as of September 30, 2008
(Dollars in thousands)

		Original Maturity Date	Optional Extended Maturity Date
	Property			Interest Rate	Balance		Balance

Location							Fixed		Variable

Operating Properties:
Stillwater, OK	Lakeview Pointe	Nov-08	Nov-10	3.73%	$19,238		$	__	$19,238
Milford, CT	Milford Marketplace	Dec-08	Dec-09	3.75%	18,808			__	18,808
High Point, NC	Oak Hollow Mall	Feb-09	Feb-14	7.31%	38,345			38,345	__
Cary, NC	Cary Towne Center	Mar-09	__	6.85%	82,560			82,560	__
Daytona Beach, FL	Volusia Mall	Mar-09	__	4.75%	51,735			51,735	__
Fairview Heights, IL	St. Clair Square	Apr-09	__	7.00%	60,248			60,248	__
Terre Haute, IN	Honey Creek Mall	May-09	__	4.75%	30,517			30,517	__
Chattanooga, TN	CBL Center II	Aug-09	Aug-10	3.74%	11,490			__	11,490
Burlington, NC	Alamance Crossing	Sep-09	Sep-11	4.67%	73,917			__	73,917
Meridian, MS	Bonita Lakes Mall	Oct-09	__	6.82%	23,545			23,545	__
Meridian, MS	Bonita Lakes Crossing	Oct-09	__	6.82%	7,377			7,377	__
Cincinnati, OH	Eastgate Mall	Dec-09	__	4.55%	53,592	(a)		53,592	__
Pearland, TX	Pearland Town Center	Jul-09	Jul-12	4.21%	110,860			__	110,860
Little Rock, AR	Park Plaza Mall	May-10	__	4.90%	39,528			39,528	__
Spartanburg, SC	WestGate Crossing	Jul-10	__	8.42%	9,186			9,186	__
Burnsville, MN	Burnsville Center	Aug-10	__	8.00%	63,867			63,867	__
Roanoke, VA	Valley View Mall	Sep-10	__	5.10%	42,031			42,031	__
Beaumont, TX	Parkdale Mall	Sep-10	__	5.01%	50,499			50,499	__
Beaumont, TX	Parkdale Crossing	Sep-10	__	5.01%	7,973			7,973	__
Nashville, TN	CoolSprings Galleria	Sep-10	__	6.22%	123,790			123,790	__
Stroud, PA	Stroud Mall	Dec-10	__	8.42%	30,308			30,308	__
Wausau, WI	Wausau Center	Dec-10	__	6.70%	11,807			11,807	__
York, PA	York Galleria	Dec-10	__	8.34%	48,429			48,429	__
Lexington, KY	Fayette Mall	Jul-11	__	7.00%	89,062			89,062	__
St. Peters, MO	Mid Rivers Mall	Jul-11	__	5.66%	78,748			78,748	__
Panama City, FL	Panama City Mall	Aug-11	__	7.30%	37,885			37,885	__
Asheville, NC	Asheville Mall	Sep-11	__	6.98%	64,922			64,922	__
Nashville, TN	Rivergate Mall	Oct-11	Oct-13	6.08%	87,500			__	87,500
Ft. Smith, AR	Massard Crossing	Feb-12	__	7.54%	5,595			5,595	__
Houston, TX	Willowbrook Plaza	Feb-12	__	7.54%	28,630			28,630	__
Vicksburg, MS	Pemberton Plaza	Feb-12	__	7.54%	1,912			1,912	__
Fayetteville, NC	Cross Creek Mall	Apr-12	__	5.00%	60,293			60,293	__
Colonial Heights, VA	Southpark Mall	May-12	__	5.10%	34,412			34,412	__
Asheboro, NC	Randolph Mall	Jul-12	__	6.50%	13,798			13,798	__
Douglasville, GA	Arbor Place	Jul-12	__	6.51%	71,638			71,638	__
Douglasville, GA	The Landing at Arbor Place	Jul-12	__	6.51%	8,087			8,087	__
Jackson, TN	Old Hickory Mall	Jul-12	__	6.51%	31,644			31,644	__
Louisville, KY	Jefferson Mall	Jul-12	__	6.51%	39,906			39,906	__
North Charleston, SC	Northwoods Mall	Jul-12	__	6.51%	57,134			57,134	__
Racine, WI	Regency Mall	Jul-12	__	6.51%	31,292			31,292	__
Saginaw, MI	Fashion Square	Jul-12	__	6.51%	54,849			54,849	__
Spartanburg, SC	WestGate Mall	Jul-12	__	6.50%	49,567			49,567	__
Chattanooga, TN	CBL Center	Aug-12	__	6.25%	13,740			13,740	__
Livonia, MI	Laurel Park Place	Dec-12	__	5.00%	48,299			48,299	__
Monroeville, PA	Monroeville Mall	Jan-13	__	5.30%	121,663			121,663	__

		Original Maturity Date	Optional Extended Maturity Date
	Property			Interest Rate	Balance	Balance

Location						Fixed	Variable

Greensburg, PA	Westmoreland Mall	Mar-13	__	5.05%	74,248	74,248		__
St. Louis, MO	West County Center	Apr-13	__	5.82%	156,052	156,052		__
Columbia, SC	Columbia Place	Sep-13	__	5.45%	30,329	30,329		__
St. Louis, MO	South County Center	Oct-13	__	5.50%	79,410	79,410		__
Joplin, MO	Northpark Mall	Mar-14	__	5.50%	38,312	38,312		__
Laredo, TX	Mall del Norte	Dec-14	__	5.04%	113,400	113,400		__
Rockford, IL	CherryVale Mall	Oct-15	__	5.00%	89,754	89,754		__
Brookfield, IL	Brookfield Square	Nov-15	__	5.08%	100,461	100,461		__
Madison, WI	East Towne Mall	Nov-15	__	5.00%	76,497	76,497		__
Madison, WI	West Towne Mall	Nov-15	__	5.00%	108,052	108,052		__
Bloomington, IL	Eastland Mall	Dec-15	__	5.85%	59,400	59,400		__
Decatur, IL	Hickory Point Mall	Dec-15	__	5.85%	31,937	31,937		__
Overland Park, KS	Oak Park Mall	Dec-15	__	5.85%	275,700	275,700		__
Janesville, WI	Janesville Mall	Apr-16	__	8.38%	10,401	10,401		__
Akron, OH	Chapel Hill Mall	Aug-16	__	6.10%	75,001	75,001		__
Chattanooga, TN	Hamilton Place	Aug-16	__	5.86%	113,827	113,827		__
Chesapeake, VA	Greenbrier Mall	Aug-16	__	5.91%	82,715	82,715		__
Midland, MI	Midland Mall	Aug-16	__	6.10%	37,013	37,013		__
St. Louis, MO	Chesterfield Mall	Sep-16	__	5.96%	140,000	140,000		__
Southaven, MS	Southaven Towne Center	Jan-17	__	5.50%	44,948	44,948		__
Charleston, SC	Citadel Mall	Apr-17	__	5.68%	73,795	73,795		__
Chattanooga, TN	Hamilton Corner	Apr-17	__	5.67%	16,746	16,746		__
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	__	5.67%	22,079	22,079		__
Lafayette, LA	Mall of Acadiana	Apr-17	__	5.67%	147,582	147,582		__
Layton, UT	Layton Hills Mall	Apr-17	__	5.66%	105,483	105,483		__
Lexington, KY	The Plaza at Fayette Mall	Apr-17	__	5.67%	43,568	43,568		__
Cincinnati, OH	Eastgate Crossing	May-17	__	5.66%	16,425	16,425		__
Nashville, TN	Hickory Hollow Mall	Oct-18	__	6.00%	36,615	36,615		__
Winston-Salem, NC	Hanes Mall	Oct-18	__	7.31%	164,000	164,000		__

	SUBTOTAL				$4,403,976	$4,082,163		$321,813

Weighted average interest rate					5.91%	5.95%		5.04%

Debt Premiums (Discounts):
Daytona Beach, FL	Volusia Mall	Mar-09	__	4.75%	$496	$496	$	__
Terre Haute, IN	Honey Creek Mall	Apr-09	__	4.75%	436	436		__
Little Rock, AR	Park Plaza Mall	May-10	__	4.90%	2,166	2,166		__
Roanoke, VA	Valley View Mall	Sep-10	__	5.10%	2,760	2,760		__
St. Peters, MO	Mid Rivers Mall	Jul-11	__	5.66%	3,630	3,630		__
Fayetteville, NC	Cross Creek Mall	Apr-12	__	5.00%	4,601	4,601		__
Colonial Heights, VA	Southpark Mall	May-12	__	5.10%	2,075	2,075		__
Livonia, MI	Laurel Park Place	Dec-12	__	5.00%	6,112	6,112		__
Monroeville, PA	Monroeville Mall	Jan-13	__	5.30%	1,913	1,913		__
St. Louis, MO	West County Center	Apr-13	__	5.82%	(3,665)	(3,665)		__
St. Louis, MO	South County Center	Oct-13	__	5.50%	(1,805)	(1,805)		__
Joplin, MO	Northpark Mall	Mar-14	__	5.50%	416	416		__
St. Louis, MO	Chesterfield Mall	Sep-16	__	5.96%	(2,125)	(2,125)		__

	SUBTOTAL				$17,010	$17,010	$	__

Weighted average interest rate					4.84%	4.84%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,420,986	$4,099,173		$321,813

Weighted average interest rate					5.90%	5.95%		5.04%

		Original Maturity Date	Optional Extended Maturity Date
	Property			Interest Rate	Balance		Balance

Location							Fixed		Variable

Construction Loans:

Pittsburgh, PA	Settler's Ridge	Dec-10	Dec-12	3.39%	$10,931		$	__		$10,931
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	4.03%	12,176			__		12,176
St. Louis, MO	West County Center - Former Lord & Taylor	Mar-11	Mar-13	4.03%	16,740			__		16,740

	SUBTOTAL				$39,847			__		$39,847

Credit Facilities:
Unsecured credit facility, $560,000 capacity		Aug-09	Aug-11	3.86%	$502,000		$	__		$502,000

Secured credit facilities:
$524,850 capacity		Feb-09	Feb-10	4.44%	524,850	(b)		400,000		124,850
$105,000 capacity		Jun-10	__	3.97%	49,000			__		49,000
$20,000 capacity		Mar-10	__	3.28%	20,000			__		20,000
$17,200 capacity		Apr-10	__	3.83%	17,200			__		17,200

Total secured facilities				4.31%	611,050			400,000		211,050

Unsecured term facilities:
General		Apr-11	Apr-13	4.79%	228,000			__		228,000
Starmount		Nov-10	Nov-12	4.66%	221,482			__		221,482

Total term facilities				4.73%	449,482			__		449,482

	SUBTOTAL			3.16%	$1,562,532			$400,000		$1,162,532

Other					$384			$384	$	__

Total Consolidated Debt					$6,023,749			$4,499,557		$1,524,192
Weighted average interest rate					5.44%			5.81%		4.34%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Huntsville, AL	Parkway Place	Jun-09	Jun-10	3.47%	$26,471		$	__		$26,471
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	3.99%	9,252			__		9,252
Lee's Summit, MO	Summit Fair	Jun-10	__	4.62%	8,779	(c)		__		8,779
Del Rio, TX	Plaza del Sol	Aug-10	__	9.15%	705			705		__
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	4.49%	23,522			__		23,522
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	4.49%	3,640			__		3,640
Port Orange, FL	The Pavilion at Port Orange	Jun-11	Jun-13	4.60%	21,984			__		21,984
Port Orange, FL	The Pavilion at Port Orange	Jun-11	Jun-12	3.72%	8,300			__		8,300
York, PA	York Town Center	Oct-11	__	3.74%	20,004			__		20,004
Greensboro, NC	Friendly Center	Apr-13	__	5.33%	38,812			38,812		__
Greensboro, NC	Renaissance Center Phase II	Apr-13	__	5.22%	7,850			7,850		__
Greensboro, NC	Friendly Center Office Building	Apr-13	__	5.33%	1,100			1,100		__
Greensboro, NC	First National Bank Building	Apr-13	__	5.33%	404			404		__
Greensboro, NC	Green Valley Office Building	Apr-13	__	5.33%	971			971		__
Greensboro, NC	First Citizens Bank Building	Apr-13	__	5.33%	2,555			2,555		__
Greensboro, NC	Bank of America Building	Apr-13	__	5.33%	4,625			4,625		__
Greensboro, NC	Wachovia Office Building	Apr-13	__	5.33%	1,533			1,533		__
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	__	5.09%	45,701	(d)		45,701		__
El Centro, CA	Imperial Valley Mall	Sep-15	__	4.99%	34,370			34,370		__
Raleigh, NC	Triangle Town Center	Dec-15	__	5.74%	98,894			98,894		__
Greensboro, NC	Renaissance Center Phase I	Jul-16	__	5.61%	18,114			18,114		__
Clarksville, TN	Governor's Square Mall	Sep-16	__	8.23%	13,125			13,125		__
Paducah, KY	Kentucky Oaks Mall	Jan-17	__	5.27%	14,282			14,282		__
Greensboro, NC	Shops at Friendly Center	Jan-17	__	5.90%	22,021			22,021		__
Harrisburg, PA	High Pointe Commons	May-17	__	5.74%	7,649			7,649		__
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	__	6.10%	608			608		__
Ft. Myers, FL	Gulf Coast Town Center	Jul-17	__	5.60%	95,400			95,400		__

	SUBTOTAL				$530,671			$408,719		$121,952

		Original Maturity Date	Optional Extended Maturity Date
	Property			Interest Rate	Balance	Balance

Location						Fixed		Variable

	Minority Interest %
Less Minority Interests' Share Of Consolidated Debt:
Chattanooga, TN	CBL Center	8.00%		6.25%	$(1,099)		$(1,099)	$	__
Chattanooga, TN	CBL Center II	8.00%		3.74%	(919)		__		(919)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,675)		(1,675)		__
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,383)		(11,383)		__
Highpoint, NC	Oak Hollow Mall	25.00%		7.31%	(9,586)		(9,586)		__

	SUBTOTAL				$(24,662)		$(23,743)		$(919)

Company's Share Of Consolidated And Unconsolidated Debt					$6,529,758		$4,884,533		$1,645,225

Weighted average interest rate					5.42%		5.79%		4.32%

Total Debt of Unconsolidated Affiliates:
Huntsville, AL	Parkway Place	Jun-09	Jun-10	3.47%	$52,942	$	__		$52,942
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	3.99%	9,252		__		9,252
Lee's Summit, MO	Summit Fair	Jun-10	__	4.62%	32,515		__		32,515
Del Rio, TX	Plaza del Sol	Aug-10	__	9.15%	1,394		1,394		__
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	4.49%	23,522		__		23,522
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	4.49%	3,640		__		3,640
Port Orange, FL	The Pavilion at Port Orange	Jun-11	Jun-13	4.60%	21,984		__		21,984
Port Orange, FL	The Pavilion at Port Orange	Jun-11	Jun-12	3.72%	8,300		__		8,300
York, PA	York Town Center	Oct-11	__	3.74%	40,008		__		40,008
Greensboro, NC	Friendly Center	Apr-13	__	5.33%	77,625		77,625		__
Greensboro, NC	Renaissance Center Phase II	Apr-13	__	5.22%	15,700		15,700		__
Greensboro, NC	Friendly Center Office Building	Apr-13	__	5.33%	2,199		2,199		__
Greensboro, NC	First National Bank Building	Apr-13	__	5.33%	809		809		__
Greensboro, NC	Green Valley Office Building	Apr-13	__	5.33%	1,941		1,941		__
Greensboro, NC	First Citizens Bank Building	Apr-13	__	5.33%	5,110		5,110		__
Greensboro, NC	Bank of America Building	Apr-13	__	5.33%	9,250		9,250		__
Greensboro, NC	Wachovia Office Building	Apr-13	__	5.33%	3,066		3,066		__
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	__	5.09%	91,403 (d)		91,403		__
El Centro, CA	Imperial Valley Mall	Sep-15	__	4.99%	57,283		57,283		__
Raleigh, NC	Triangle Town Center	Dec-15	__	5.74%	197,788		197,788		__
Greensboro, NC	Renaissance Center Phase I	Jul-16	__	5.61%	36,227		36,227		__
Clarksville, TN	Governor's Square Mall	Sep-16	__	8.23%	27,632		27,632		__
Paducah, KY	Kentucky Oaks Mall	Jan-17	__	5.27%	28,563		28,563		__
Greensboro, NC	Shops at Friendly Center	Jan-17	__	5.90%	44,043		44,043		__
Harrisburg, PA	High Pointe Commons	May-17	__	5.74%	15,298		15,298		__
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	__	6.10%	1,215		1,215		__
Ft. Myers, FL	Gulf Coast Town Center	Jul-17	__	5.60%	190,800		190,800		__

					$999,509		$807,346		$192,163

Weighted average interest rate					5.30%		5.60%		4.03%

(a)	Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b)

The Company has entered into interest rate swaps on a total notional amount of $400,000 related to its largest secured credit facility to effectively fix the interest rate on that portion of the credit line. Therefore, this amount is currently reflected as having a fixed rate.

(c)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.

(d)

Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

Schedule of Maturities of Mortgage and Other Notes Payable as of September 30, 2008
(Dollars in thousands)

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt		Minority Interests' Share of Consolidated Debt		CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2008	$ __	$	__	$	__	$ __	0.00%
2009	328,382		__		(9,586)	318,796	4.88%
2010	1,069,196		35,955		(919)	1,104,232	16.91%
2011	846,534		23,644		__	870,178	13.33%
2012	894,069		17,552		(1,099)	910,522	13.94%
2013	806,118		103,356		__	909,474	13.93%
2014	190,057		45,701		__	235,758	3.61%
2015	741,801		133,264		__	875,065	13.40%
2016	458,957		31,239		(11,383)	478,813	7.33%
2017	470,626		139,960		(1,675)	608,911	9.33%
2018	200,615		__		__	200,615	3.07%
Thereafter	384		__		__	384	0.01%

Face Amount of Debt	6,006,739		530,671		(24,662)	6,512,748	99.74%
Net Premiums on Debt	17,010		__		__	17,010	0.26%

Total	$6,023,749		$530,671		$(24,662)	$6,529,758	100.00%

Based on Original Maturity Dates as of September 30, 2008:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt		Minority Interests' Share of Consolidated Debt		CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2008	$38,046	$	__	$	__	$38,046	0.58%
2009	1,571,036		26,471		(10,505)	1,587,002	24.30%
2010	746,031		45,898		__	791,929	12.13%
2011	615,033		50,288		__	665,321	10.19%
2012	550,796		__		(1,099)	549,697	8.42%
2013	461,702		57,850		__	519,552	7.96%
2014	151,712		45,701		__	197,413	3.02%
2015	741,801		133,264		__	875,065	13.40%
2016	458,957		31,239		(11,383)	478,813	7.33%
2017	470,626		139,960		(1,675)	608,911	9.33%
2018	200,615		__		__	200,615	3.07%
Thereafter	384		__		__	384	0.01%

Face Amount of Debt	6,006,739		530,671		(24,662)	6,512,748	99.74%
Net Premiums on Debt	17,010		__		__	17,010	0.26%

Total	$6,023,749		$530,671		$(24,662)	$6,529,758	100.00%

Debt Covenant Compliance Ratios as of September 30, 2008

Unsecured Line of Credit	Required	Actual	Compliance

Debt to Gross Asset Value	65%	55%	Yes
Interest Coverage Ratio*	>1.75x	2.31x	Yes
Debt Service Coverage Ratio*	>1.55x	1.91x	Yes

*	Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	674,430	$36.64	$38.13	4.1%	$39.35	7.4%
Stabilized malls	590,178	38.98	40.92	5.0%	42.25	8.4%
New leases	177,055	43.11	48.37	12.2%	51.18	18.7%
Renewal leases	413,123	37.22	37.72	1.3%	38.42	3.2%

Year to Date:
All Property Types (1)	2,189,781	$36.09	$38.62	7.0%	$39.72	10.1%
Stabilized malls	1,966,139	38.02	40.88	7.5%	42.06	10.6%
New leases	553,352	42.47	48.83	15.0%	51.37	21.0%
Renewal leases	1,412,787	36.27	37.77	4.1%	38.41	5.9%

Total Leasing Activity

	Square Feet

Quarter:
Total Leased	1,902,697
Operating Portfolio	1,375,895
Development Portfolio	526,802

Year to Date:
Total Leased	4,955,625
Operating Portfolio	3,111,586
Development Portfolio	1,844,039

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of September 30,

	2008	2007

Stabilized malls	$29.00	$27.99
Non-stabilized malls	25.10	26.88
Associated centers	11.67	11.74
Community centers	14.91	14.47
Other	17.53	19.53

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.

(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

Top 25 Tenants Based on Percentage of Annualized Total Revenues as of September 30, 2008

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Annualized Revenues

1	Limited Brands, LLC	160	789,363	$32,113,502	2.72%
2	Foot Locker, Inc.	186	707,013	29,474,782	2.50%
3	The Gap Inc.	104	1,092,930	27,289,818	2.31%
4	Abercrombie & Fitch, Co.	98	659,673	24,065,678	2.04%
5	AE Outfitters Retail Company	84	483,121	21,866,231	1.85%
6	Signet Group plc (2)	121	212,256	19,631,874	1.66%
7	Zale Corporation	147	156,023	17,019,310	1.44%
8	Finish Line, Inc.	90	442,033	16,967,912	1.44%
9	Luxottica Group, S.P.A. (3)	153	334,977	16,817,730	1.43%
10	Genesco Inc. (4)	183	252,419	15,695,403	1.33%
11	New York & Company, Inc.	57	402,860	14,697,760	1.25%
12	JC Penney Co. Inc. (5)	75	8,528,507	14,670,956	1.24%
13	Express Fashions	50	419,358	13,932,618	1.18%
14	Dick's Sporting Goods, Inc.	16	954,973	13,157,593	1.12%
15	Charlotte Russe Holding, Inc.	52	360,274	13,043,115	1.11%
16	The Regis Corporation	212	250,021	12,894,721	1.09%
17	Aeropostale, Inc.	77	262,264	10,987,011	0.93%
18	Christopher & Banks, Inc.	89	302,351	10,705,542	0.91%
19	Charming Shoppes, Inc. (6)	53	315,821	10,377,849	0.88%
20	Sun Capital Partners, Inc. (7)	59	871,699	10,091,281	0.86%
21	Pacific Sunwear of California	70	254,713	9,627,776	0.82%
22	The Buckle, Inc.	49	243,162	9,552,747	0.81%
23	The Children's Place Retail Stores, Inc.	55	232,770	9,400,770	0.80%
24	Claire's Stores, Inc.	121	143,023	9,124,527	0.77%
25	Tween Brands, Inc. (8)	65	263,019	9,007,708	0.76%

		2,426	18,934,623	$392,214,214	33.25%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at September 30, 2008.

(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.

(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.

(4)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.

(5)	JC Penney Co. Inc. owns 30 of these stores.

(6)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.

(7)	Sun Capital Partners, Inc. operates Anchor Blue, Fazoli's, Friendly's, Life Uniform, Mattress Firm, Mervyn's, Shopko, Smokey Bones, Souper Salad and The Limited.

(8)	Tween Brands, Inc. operates Limited Too and Justice.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

Capital Expenditures for the Three Months and Nine Months Ended September 30, 2008
(In thousands)

	Three Months	Nine Months

Tenant allowances	$9,934	$33,467

Renovations	4,608	16,696

Deferred maintenance:
Parking lot and parking lot lighting	958	3,267
Roof repairs and replacements	2,897	4,620
Other capital expenditures	2,697	5,337

Total deferred maintenance expenditures	6,552	13,224

Total capital expenditures	$21,094	$63,387

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2008	2007

Quarter ended:
March 31,	$596	$1,001
June 30,	990	1,593
September 30,	818	548
December 31,	__	1,478

	$2,404	$4,620

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2008

Properties Opened Year-To-Date
(Dollars in thousands)

			CBL's Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Date Opened	Initial Yield (a)

Mall Expansions:
Cary Towne Center - Mimi's Caf'e	Cary, NC	6,674	$2,243	$1,072	Spring-08	15.0%
Coastal Grand - Ulta Cosmetics	Myrtle Beach, SC	10,000	1,494	1,494	Spring-08	8.7%
Coastal Grand - JCPenney	Myrtle Beach, SC	103,395	NA	NA	Spring-08	NA	(b)
Brookfield Square - Claim Jumpers	Brookfield, WI	12,000	3,430	2,802	Summer-08	9.7%
Southpark Mall - Foodcourt	Colonial Heights, VA	17,150	7,755	5,501	Summer-08	11.0%

Mall Renovations:
Georgia Square	Athens, GA	674,738	16,900	16,589	Spring-08	NA

Associated/Lifestyle Centers:
Brookfield Square - Corner Development	Brookfield, WI	19,745	10,718	9,137	Winter-08	8.4%

Community/Open-Air Centers:
Alamance Crossing - Theater/Shops	Burlington, NC	82,997	18,882	11,150	Spring-08	8.4%

Mixed-Use Center:
Pearland Town Center (Retail Portion)	Pearland, TX	692,604	151,366	130,289	Summer-08	8.2%
Pearland Town Center (Hotel Portion)	Pearland, TX	72,500	17,583	15,158	Summer-08	8.4%
Pearland Town Center (Residential Portion)	Pearland, TX	68,110	10,677	9,454	Summer-08	9.8%
Pearland Town Center (Office Portion)	Pearland, TX	51,560	10,306	7,745	Summer-08	8.8%

Office:
CBL Center II	Chattanooga, TN	74,598	17,120	12,712	January-08	8.6%

		1,886,071	$268,474	$223,103

Announced Property Renovations and Redevelopments
(Dollars in thousands)

			CBL's Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield (a)

Redevelopments:
Parkdale Mall - Former Dillards (Phases I & II)	Beaumont, TX	70,220	$29,266	$16,509	Jan-08/Fall-08	6.6%
West County Center - Former Lord & Taylor	St. Louis, MO	90,087	34,149	18,539	Spring-09	9.9%

Mall Renovations:
Brookfield Square	Brookfield, WI	1,132,984	18,100	17,479	Fall-08	NA

		1,293,291	$81,515	$52,527

Properties Under Development at September 30, 2008
(Dollars in thousands)

			CBL's Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield (a)

Mall Expansions:
Asheville Mall - Barnes & Noble	Asheville, NC	40,000	$11,684	$5,428	Spring-09	5.3%
High Pointe Commons - Christmas Tree Shops	Harrisburg, PA	34,938	6,247	2,434	Fall-08	9.0%
Laurel Park Place - Food Court	Detroit, MI	30,031	4,909	3,566	Winter-08	10.5%
Oak Park Mall - Barnes & Noble	Kansas City, KS	35,539	9,619	7,843	Spring-09	6.9%

Community/Open-Air Centers:
Hammock Landing (Phase I) (c)	West Melbourne, FL	463,153	39,237	39,148	Spring-09	7.5	% *
Settlers Ridge (Phase I) (d)	Robinson Township, PA	389,773	99,131	45,357	Fall-09	6.4	% *
Summit Fair (e)	Lee's Summit, MO	482,051	22,000	22,000	Fall-08/Summer-09	9.8%
Statesboro Crossing (f)	Statesboro, GA	160,166	26,209	21,108	Fall-08/Summer-10	8.3%
The Pavilion at Port Orange (Phase I) (c)	Port Orange, FL	448,916	68,054	34,936	Fall-09	6.5	% *
The Promenade (f)	D'Iberville, MS	681,285	87,054	47,057	Fall-09	8.0%

		2,765,852	$374,144	$228,877

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.

(b)	The Company is leasing the land to JCPenney at an annual yield of 17.7% based on land costs.

(c)	50/50 joint venture. Cost to date may be gross of applicable reimbursements that have not yet been received.

(d)

60/40 joint venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date may be gross of applicable reimbursements that have not yet been received.

(e)	CBL's interest represents 27% of project cost.

(f)

Statesboro Crossing is a 50/50 joint venture. The Promenade is an 85/15 joint venture. Amounts shown are 100% of total cost to date as CBL has funded all costs to date. Costs to date may be gross of applicable reimbursements that have not yet been received.

*Pro Forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.